SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2026

BLACKWELL 3D CONSTRUCTION CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54452	80-0778461
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

706-12 Bayswater Bay By Omniyat

Business Bay, Dubai 00000

United Arab Emirates

Tel.: +1 7027180807

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

BLACKWELL 3D CONSTRUCTION CORP.

Form 8-K

Current Report

ITEM 5.06 – CHANGE IN SHELL COMPANY STATUS

Following the effectiveness of its registration statement on Form 10 in February 2025, Blackwell 3D Construction Corp. (the “Company”) began executing its stated plan of operations through a series of substantive operational, commercial, and regulatory activities.

In particular, during the first quarter of 2025, the Company undertook the following actions in furtherance of its business:

•	On February 14, 2025, the Company placed an order for a specialized large-scale 3D construction printing machine integral to its business operations. This represented a deployment of capital toward core operating assets and a concrete step beyond planning-stage activities.

•	On March 27, 2025, the Company applied for a real estate development license in Dubai in connection with a specific development project. This involved regulatory engagement tied to execution of the Company’s stated business plan, rather than exploratory or conceptual activity.

In addition to these discrete actions, the Company incurred ongoing operating expenditures and undertook continued efforts to develop operational infrastructure, pursue project-specific approvals, and advance its 3D construction business through its foreign subsidiary.

Based on the cumulative scope and substance of these activities, management evaluated the Company’s status on a facts-and-circumstances basis and determined that the Company no longer met the definition of a “shell company” under Rule 12b-2 of the Securities Exchange Act of 1934.

This determination was first reflected in the Company’s Quarterly Report on Form 10-Q filed on April 23, 2025, in which the Company indicated on the cover page that it was not a shell company. Management subsequently reaffirmed this conclusion in connection with the preparation and filing of the Company’s Annual Report on Form 10-K filed on September 15, 2025, which again reflected that the Company was not a shell company.

The Company did not previously file a Form 8-K under Item 5.06 because management viewed the change in shell-company status as occurring over time based on the development of additional substantive facts, rather than as the result of a single discrete event.

The Company is filing this Current Report on Form 8-K under Item 5.06 to memorialize its change in shell-company status and the basis for management’s determination, as reflected in its periodic reports during 2025 and reaffirmed, in any event, by the Company’s Annual Report on Form 10-K filed on September 15, 2025. To be clear as of September 15, 2025, the Company was no longer a shell. This Form 8-K does not reflect a change in status as of the date of filing, but rather memorializes conclusions previously reflected in the Company’s periodic reports.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKWELL 3D CONSTRUCTION CORP.

Dated: February 2, 2026	/s/ Mohammed Saif Zaveri
By: Mohammed Saif Zaveri
Its: Chief Executive Officer

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